SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     September 25, 1998
                                                          ----------------------


                          SIGNAL TECHNOLOGY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       000-21770                            04-2758268
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(Commission File Number)                    (IRS Employer Identification No.)


         222 ROSEWOOD DRIVE, DANVERS, MA                      01923
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         (Address of Principal Executive Offices)             (Zip Code)


                                  978-524-7450
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              (Registrant's Telephone Number, Including Area Code)


                 955 Benecia Avenue, Sunnyvale, California 94086
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          (Former Name or Former Address, if Changed Since Last Report)

                                TABLE OF CONTENTS

                                    FORM 8-K

                               September 25, 1998




                            ITEM                                      PAGE
                            ----                                      ----

Item 5.  Other Events                                                   1
Item 7.  Financial Statements and Exhibits                              2
Signature                                                               3
Exhibits                                                               E-1

Item 5.       Other Events

              See the Company's Press Release attached hereto as Exhibit 99.

Item 7.       Financial Statements and Exhibits

              a.  Financial statements of businesses acquired.

                           Not applicable.

              b. Pro forma financial information.

                           Not applicable.

              c.  Exhibits.

                           The following exhibit is filed with this report:

                           Exhibit No.                        Description
                           -----------                        -----------

                                  99                          Press Release


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIGNAL TECHNOLOGY CORPORATION


Date: September 28, 1998              By: /s/ Harry R. Hauser
                                          --------------------------------
                                      Harry R. Hauser,
                                      Secretary

                                  EXHIBIT INDEX

Exhibit No.                                                 Description
-----------                                                 -----------

99                                                          Press Release